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                                                                 EXHIBIT 10.65

                                       LEASE

                                      Between

                            FABRILOCK, INC., as Landlord

                                        AND

                      APPLIED PHOTONIC DEVICES, INC., as Tenant

         ATTORNEY FOR LANDLORD:                  ATTORNEY FOR TENANT:

         Michael S. Stiebel                      Brian M. Hand
         Hunt, Leibert, & Chester, P.C.          Hackmyer & Nordlicht
         94 Hungerford Street                    645 Fifth Avenue
         Hartford, CT 06106                      New York, NY 10022
         (860) 246-5889                          (212) 421-6500




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         This Lease is made and entered into this 6th day of February, 1996 by and between FABRILOCK, INC., a Connecticut corporation, with its principal place of business at 300 Lake Road, P.O. Box 871, Dayville, CT 06241-1537 (hereinafter referred to as "Landlord") and APPLIED PHOTONIC DEVICES, INC., a corporation, with its principal place of business at 50 Tiffany Street, Brooklyn, Connecticut 06259 hereinafter referred to as "Tenant").

                                    ARTICLE 1

                                      GRANT

         1.01 Premises. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant and Tenant accepts from Landlord, certain space shown on Exhibit A attached hereto and made a part hereof, containing approximately 36,410 rentable square feet plus 26,250 feet square in the south section of building to be available on or before July 1, 1997 for the balance of this lease, in area (hereinafter referred to as the "Premises"), situated in an industrial/office building located at 300 Lake Road, Dayville, Connecticut (the "Building"). The term "Building" includes the land on which the Building is situated, and is legally described in Exhibit B attached hereto (the "Land"), and all easements and rights appurtenant to the Land and Building. No rights to light or air over any real estate, whether belonging to Landlord or any other party are granted to Tenant by this Lease.

         1.02 Common Areas. Landlord hereby grants to Tenant during the term of this Lease, a license to use, in common with the others entitled to such use, the Common Areas as they from time to time exist, subject to the rights, powers and privileges herein reserved to Landlord. The term "Common Areas" as used herein will include all areas and facilities outside the Premises that are provided and designated for general use and convenience of Tenant and other tenants. Common Areas include but are not limited to pedestrian sidewalks, loading docks, landscaped areas, roadways, parking areas, and rights of way, if any. All Common Areas and other facilities in or about the Building provided by Landlord shall be subject to the exclusive control and management of Landlord.

         1.03 Parking. Tenant shall be entitled to park in common with other tenants of Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants, provided that at a minimum, Tenant shall be entitled to fifty (50) spaces. Landlord may designate parking spaces in the Common Areas for the handicapped visitors to the Building and other tenants.

                                     ARTICLE 2

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                                      TERM

         2.01 Lease Term. The Premises are leased for a term ("Term") to commence on the Commencement Date (as determined pursuant to Section 3.01) and shall end on the last day of the month, in which the fifth (5th) anniversary of the Commencement Date occurs, unless sooner terminated as herein provided. If Landlord gives and Tenant accepts possession prior to the Commencement Date, such occupancy shall be subject to all the terms and conditions of this Lease and rent and other charges shall be prorated to the date that Tenant takes possession of the Premises.

         2.02 Holdover Tenancy. Any holding over by Tenant of the Premises after the expiration of the Term shall operate and be construed to be a tenancy from month to month only, at 150% of the Annual Base Rent herein specified (prorated on a monthly basis) unless Landlord shall specify a different rent, in its Sole discretion, and shall otherwise be on the terms, covenants and conditions herein specified so far as applicable. Any holding over without Landlord's consent shall constitute a default by Tenant and entitle Landlord to exercise any remedies provided in Article 13 hereof or otherwise. Notwithstanding the foregoing, in the event Landlord consents to Tenant's holding over and there is a resulting month to month tenancy under the terms provided herein, then either Tenant or Landlord may terminate said month to month tenancy upon thirty (30) days prior written notice. If Tenant fails to surrender the Premises upon termination of the Lease, then Tenant shall, in addition to any other liabilities to Landlord accruing therefrom, indemnify and hold Landlord harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant arising due to such failure.

         2.03 Term Extension.

         (a) Provided: a) There is not then occurring an Event of Default, under the terms of this Lease; and b) This Lease is in full force and effect Tenant shall have the option to extend the Term of this Lease for one 3 year extension and one 2 year extension. Each additional period shall be called an Extension Period. The Extension Period shall commence on the date immediately following the originally fixed termination date or the prior Extension Period, as the case may be.

         (b) The option contained in this section may only be exercised by written notice to Landlord given at least six (6) months before the end of the Term or the then current Extension Period as then constituted is scheduled to expire.

         (c) If Tenant shall fail to exercise its option during a period when the option is available, when Tenant is not entitled to exercise the option or when this instrument is no longer in full force and effect for any reason, the option contained in this section shall be void.

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         (d) Upon expiration of the second Extension Period, Tenant shall have no further option to extend the term.

                                    ARTICLE 3

                    COMPLETION AND OCCUPANCY OF THE PREMISES

         3.01 Delivery of the Premises. Landlord shall deliver possession of the Premises to Tenant on or before February 12, 1996 (the "Commencement Date").

         3.02 Delayed Delivery.

         (a) If Landlord shall be unable to deliver possession of the Premises on or before the Commencement Date for any cause beyond the control of Landlord, Landlord shall not be subject to any liability for failure to deliver possession on said date, nor shall the validity of this Lease or the obligations of Tenant hereunder be in any way affected.

         (b) Any other provision of this Lease notwithstanding, in the event Landlord is unable to deliver possession of the Premises (a) on or before the Commencement Date, Tenant shall have the right to cancel the Lease by written notice delivered to Landlord within seven (7) days thereafter.

         3.03 Landlord's Work. There is no work to be performed by Landlord at the premises on behalf of Tenant ("Landlord Work"). Tenant has inspected the Premises and takes the Premises "as is". Notwithstanding the foregoing, Landlord represents that on the Commencement Date all of the Building's systems will be in good working order and the Premises will be fit for use and occupancy by Tenant.

                                    ARTICLE 4

                                RENT AND SECURITY

         4.01 Annual Base Rent

         (a) Beginning with the Commencement Date and continuing throughout the Term, Tenant shall pay to or upon the order of Landlord an annual rental of One Hundred Thousand One Hundred Twenty Seven Dollars and Fifty Cents ($100,127.50) ("Annual Base Rent") payable in consecutive monthly installments of Eight Thousand Three Hundred Forty Three and 96/100 ($8,343.96) on or before the first day of each calendar month in advance. All payments of rent shall be made without demand, deduction, counterclaim, set-off, discount or abatement in lawful money of the United States of America. If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the monthly installment of Annual Base Rent for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day month. For purposes of this Lease,

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the first "Lease Year" shall commence on the Commencement Date and shall end on the last day of the twelfth (12th) full calendar month following the Commencement Date. Each Lease Year thereafter shall consist of twelve (12) consecutive calendar months following the end of the immediately preceding Lease Year except that the final Lease Year shall end on the Expiration Date.

         (b) if Tenant exercises Tenant's option to extend the Term, pursuant to
Section 2.03, the Annual Base Rent during the Extension Period shall be ninety five (95) percent of the fair market value of the rent for a multi-tenanted building for a specified use similar to Tenant's (the "Extension Rent"). If the parties cannot agree on the Extension Rent after Tenant notifies Landlord of its intention to exercise its extension option, the Extension Rent shall be the Annual Base Rent in effect during the year prior to the Extension Period, increased to reflect the percentage increase in the Consumer Price Index for the Dayville region, if any, from the prior year. In no case shall the Extension Rent be less than $20,495.00 per year.

         4.02 Additional Rent. Tenant shall pay to Landlord all charges and other amounts required under this Lease and the same shall constitute additional rent hereunder (herein called "Additional Rent"). All such amounts and charges shall be payable to Landlord at the place where the Annual Base Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Rent as for a default in the payment of Annual Base Rent.

         4.03 Place of Payment. The Annual Base Rent and all other sums payable to Landlord under this Lease shall be paid to Landlord at 300 Lake Road, P.O. Box 871, Dayville, Connecticut 06241-1537, or at such other place as Landlord shall designate in writing to Tenant from time to time.

         4.04 Terms of Payment. Tenant shall pay to Landlord, within thirty (30) days after delivery by Landlord to Tenant of bills or statements therefor: (a) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable counsel fees, in connection with the remedying by Landlord for Tenant's account pursuant to the provisions of Article 13 hereof;
(b) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 13 hereof; (c) sums equal to all expenditures made and monetary obligations incurred by Landlord, including, without limitation, expenditures made and obligations incurred for reasonable counsel fees, in collecting or attempting to collect the Annual Base Rent, any Additional Rent or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law; and (d) all other sums of money (other than Annual Base Rent and Additional Rent which are to be due and payable) accruing from Tenant to Landlord under the provisions of this Lease. Any sum of money (other than Annual Base Rent) accruing from Tenant to Landlord pursuant to any provision of this Lease arising prior to the

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termination or expiration thereof, whether prior to or after the Commencement
Date, may, at Landlord's option, be deemed Additional Rent. All obligations of the Tenant under this Lease, including, without limitation, the Tenant's obligations under this Section 4.04, shall survive the expiration or sooner termination of the Term.

         4.05 Late Charges. If Tenant shall fail to pay any Annual Base Rent or Additional Rent after the date same is due and payable, such unpaid amounts shall be subject to a late payment charge equal to the lesser of (i) one and one-half percent (1.5%) per month, or (ii) the maximum allowed by law of such unpaid amounts (the "Default Rate") in each instance to cover Landlord's cost resulting from Tenant's failure. Such late payment charge shall be paid to Landlord together with such unpaid amounts. Such late payment charge and administrative charge shall not diminish or impair any other remedies available to Landlord.

         4.06 Security Deposit.

         (a) By execution of this Lease, Landlord acknowledges receipt of Tenant's security deposit in the amount of Sixteen Thousand Six Hundred Eighty Seven and 92/100 Dollars ($16,687.92) (the "Security Deposit") for the faithful performance of all terms, covenants and conditions of this Lease. Tenant agrees that Landlord may, without waiving any of Landlord's other rights and remedies under this Lease upon the occurrence of any of the Events of Default described in Article 13 hereof, apply the Security Deposit to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants or conditions contained herein. Should Landlord use any portion of the Security Deposit to cure any Event of Default by Tenant hereunder, Tenant shall forthwith replenish the Security Deposit to the original amount Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall be entitled to interest on any such deposit. Upon the occurrence of any of the Events of Default described in Article 13 hereof, the Security Deposit shall become due and payable to Landlord to the extent required to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any such Event of Default.

         (b) In the event of a sale or leasing of the Building, Landlord shall have the right to transfer the balance of the Security Deposit to the new owner or to tenant Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit; and Tenant agrees to look to the new landlord.

         (c) If Tenant performs all of Tenant's obligations hereunder during the Term, Landlord will, within 30 days after the expiration or earlier termination of the Lease, return the Security Deposit, or so much as has not been applied by Landlord, to Tenant or the last permitted assignee of Tenant's interest hereunder at the expiration of the Term.

                                    ARTICLE 5

                             ADDITIONAL RENT CHARGES

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         5.01 Tenant's Allocated Share.

         (a) For the purposes of this Article, Tenant's Allocated Share means a fraction, the numerator of which is the gross leasable area of the Premises and the denominator of which is the gross leasable area of the Building. Presently, the gross leasable area of the Premises is 36,410 square feet and the gross leasable area of the Building is 80,180 square feet.

         (b) If Landlord constructs additional buildings on the Land or enlarges the Building, Tenant's Allocated Share set forth in this section shall be adjusted to reflect that Landlord has constructed additional buildings on the Land or enlarge the Building.

         5.02 Taxes.

         (a) From and after the Commencement Date, Tenant shall pay "Taxes" to Landlord.

         (b) The following terms have the following meanings:

                  (i) "Taxes" means Tenant's Allocated Share of all Impositions.

                  (ii) "Impositions" means all taxes, assessments (special or otherwise, foreseen or unforeseen, ordinary or extraordinary), water or sewer rents, and all other governmental charges assessed, levied or imposed against the Premises and the Land and Building during any tax fiscal year occurring wholly or partially within the Term. If any governmental authority imposes, assesses or levies a tax on rent or any other tax upon Landlord as a substitute in whole or in part for real estate taxes or assessments, or as additional taxes, the substitute tax or additional tax shall be deemed to be an Imposition.

         (c) If any tax payment year occurs partially within and without the Term, then, within a reasonable time after the Commencement Date and Expiration Date, Landlord and Tenant shall adjust Taxes with respect to any such tax payment year so that Tenant shall bear Taxes which are attributable to the Term and Landlord shall bear the remainder.

         (d) (i) Tenant shall pay Taxes to Landlord in monthly installments. Installments shall be paid on the first day of each month of the Term, in advance and in the same manner and at the same time as Base Rent. The first installment shall be paid on the Commencement Date. If the Commencement Date does not occur on the first day of a month, Tenant shall pay an equitable share of a full month's installment for the remainder of such month upon the Commencement Date.

                  (ii) Each installment that Tenant is obligated to pay to Landlord on account of Taxes shall be in amounts estimated by Landlord at Landlord's discretion based upon the actual bill for Impositions or if not available, then based upon the prior year's bills

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for Impositions paid. Landlord represents that the total of all Impositions affecting the Premises, Building and Land in 1995 was $21,000.00 and that tenant's allocated share of such Impositions would have been $9,534.00 in 1995 had the Lease been in effect during that year.

                  (iii) After the end of each Lease Year, Landlord shall send a statement to Tenant setting forth Taxes for that Lease Year accompanied by a copy of the bills for Impositions reflected on Landlord's statement. If the installments paid by Tenant with respect to any Lease Year shall exceed Taxes for that Lease Year, Landlord shall credit the difference to Tenant's obligation to pay Taxes during the succeeding Lease Year. If the installments payable with respect to any Lease Year shall be less than Taxes for that Lease Year, Tenant shall pay Landlord the difference promptly within 30 days after receipt of Landlord's statement. if after the Lease expires or is terminated it is determined that Tenant's payment of Impositions exceeded Impositions allocable to Tenant, Landlord shall refund the difference to the Tenant promptly after the determination of such overpayment is made.

         5.03 Common Area Contribution.

         (a) From and after the Commencement Date, Tenant shall pay "Common Area Contribution" to the Landlord in accordance with this Section.

                  (i) "Common Area Contribution" means Tenant's Allocated Share of "Common Area Expenses".

                  (ii) "Common Area Expenses" means all costs incurred in connection with the maintenance, repair, replacement and operation of the Building and Land (other than costs related to obligations undertaken by Landlord pursuant to Section 8.01); maintaining repairing or replacing on-site or off-site facilities including the water lines, utility lines and conduits, drainage and sewer systems serving the Common Area. Common Area Expenses include, but are not limited to, the costs incurred in connection with the following: lighting the Common Area; the cost of maintaining, painting, repairing or replacing, when necessary any traffic signals servicing the Land and Building; landscaping, planting, replanting and cleaning the Common Area, including snow and ice removal; the maintenance of insurance with respect to the Land and Building including fire with extended coverage, rental value insurance, and public liability insurance for the Common Area; the cost of improvements to the Common Area (but not any improvements which are of a structural nature or which constitute capital items under generally accepted accounting principles); policing and security for the Common Area.

         (b) (i) Tenant shall pay monthly installments on account of Common Area Contribution to Landlord. The installments shall be paid in the same manner and at the same time as Base Rent. The first installment shall be due on the Commencement Date.

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                  (ii) If the Commencement Date does not occur on the first day of the month, Tenant shall pay a partial installment, on account of Common Area Contribution, to Landlord upon the Commencement Date, pro-rated for the portion of the month in which Tenant will be in possession of the Premises.

                  (iii) Each Installment shall be in amounts estimated by Landlord in Landlord's reasonable discretion, but shall be based upon an anticipated budget for the Land and Building. Landlord represents that the total
Common Area Expenses in 1995 were $   and that Tenant's Common Area Contribution
for 1995 would have been $   had this Lease been in effect during that year.

                  (iv) Within ninety days after each Lease Year, Landlord shall send a statement to Tenant setting forth Common Area Expenses and Tenant's Common Area Contribution, in reasonable detail, for that Lease Year. If Tenant's Common Area Contribution exceeds the installments paid by Tenant under this subsection, Tenant shall pay to Landlord the difference between Common Area Contribution for that Lease Year and the aggregate amount paid by Tenant on account of Tenant's Common Area Contribution for that Lease Year. The payment shall be made within thirty days after Landlord renders the statement whether or not Tenant objects to Landlord's statement. If Tenant does not object to Landlord's statement in writing by the sixtieth day following the date of Landlord's statement, Landlord's statement shall be deemed approved. If Tenant objects to Landlord's written statement, Landlord shall send to Tenant, within sixty days of Landlord's receipt of Tenant's written objection, a statement certified by Landlord's chief financial officer indicating the Tenant's Common Area Contribution accompanied by copies of all invoices for Common Area Expenses. If the installments paid by Tenant under this section exceed Tenant's Common Area Contribution, Landlord shall credit such excess Common Area Contribution payments to Tenant's next Lease Year payments, or, if the Lease has terminated or expired, Landlord will promptly refund such excess payments to Tenant upon the determination that an overpayment has been made.

                  (v) Tenant's obligations to pay Common Area Charges are subject to Landlord consulting with and obtaining Tenant's consent prior to incurring any such cost or expense outside the normal course of business.

         5.04 Payment of Utility Charges.

         (a) From and after the Commencement Date, Tenant shall pay for all utility services and charges whether or not measured by meters.

         (b) Tenant shall install an electric meter or sub-meter to the Premises and shall pay for electricity.

         (c) Tenant shall, from and after the Commencement Date, pay for water consumed as shown on the meter which Tenant shall install in the Premises.

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         (d) Landlord reserves the right to install meters which will measure any and all utility services used by Tenant and the other occupants of the Building and Land. Tenant agrees to pay Tenant's Allocated Share of the costs to install the master meters. Tenant shall pay Landlord for all utilities not measured by direct utility company meters (for which Tenant shall pay such utility charges directly to the utility company) Tenant consumes or which is supplied to the Premises within ten days after Landlord renders a bill. None of the charges set forth in this subsection shall be deemed to be "Taxes".

         (e) Landlord shall have the right to include any or all of the utility charges not paid directly by Tenant as Common Area Expenses.

                                    ARTICLE 6

                             SERVICES AND UTILITIES

         6.01 Services. Landlord shall provide the following services at Landlord's expense (except as otherwise provided):

         (a) Water for cleaning, grounds maintenance, fire protection, drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord or by Tenant with Landlord's written consent.

         (b) Reasonable amounts of heat as reasonably determined by Landlord.

         (c) Maintenance of the Common Areas so that they are clean and free from accumulations of debris, filth, rubbish and garbage. The manner in which such Common Areas shall be so maintained, and the expenditures for such maintenance, shall be at the sole discretion of Landlord.

         (d) Snow and ice removal and all other services described in Section 5.03(a)(ii).

         6.02 Utilities. Tenant shall pay all costs incidental to heat (beyond what Landlord supplies), air conditioning and electric service. Tenant, at Tenant's sole cost and expense shall install an electrical meter or submeter to maintain all electricity used by Tenant at the Premises.

         6.03 Trash Removal. Tenant shall provide for Tenant's own trash removal and pay for all costs incidental to removal of Tenant's trash.

         6.04 Maintenance of Common Areas. The manner in which the Common Areas are maintained and operated and the expenditures therefor shall be at the sole discretion of Landlord subject to Section 5.03(c). Landlord reserves the right from time to time to (a) make changes in the shape, size, location, number and extent of the land and improvements which constitute the Common Areas, provided that Landlord shall not impair the Tenant's

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ability to operate its business, except temporary impairments required by said changes; (b) make such improvements, alterations and repairs to the Common Areas as may be required by governmental authorities or by utility companies servicing the Building; and (c) construct, maintain and operate lighting and other facilities on all said areas and improvements and to police the same. Tenant agrees that Landlord may change the form of ownership of the Building into a common interest community, such as a condominium or cooperative, so long as such change does not affect Tenant's rights or obligations under this Lease. The creation of said common interest community will not grant to Tenant any rights not specifically enumerated hereunder. The use of the Common Areas shall be subject to such reasonable regulations and changes therein as Landlord shall make from time to time, including (but not by way of limitation) the right to close from time to time, if necessary, all or any portion of the Common Areas to such extent as may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the accrual of rights of any person or of the public therein; provided, however, Landlord shall do so at such times and in such manner as shall minimize any disruption to Tenant.

         6.05 Access to Premises. Landlord reserves and shall at all times have the right to enter the Premises at all reasonable times during normal business hours and upon reasonable advance notice to inspect same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of Annual Base Rent or Additional Rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that the entrance to the Premises shall not be blocked thereby, Landlord shall use its best efforts to minimize the inconvenience to Tenant and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned thereby, except that Tenant does not waive any claim for damages, loss or liability incurred as the result of negligence by Landlord, its employees and agents. For each of the aforesaid purposes, landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes and any area designated as a "clean" room, or special security areas (designated in advance), and Landlord shall have the right to use any and all means that landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises.

         6.06 Interruption of Services. Landlord shall not be liable for any interruption in or failure to furnish any services or utilities when such interruption or failure is caused by acts of God, accidents, breakage, repairs, strikes, lockouts, other labor disputes, the making of necessary repairs, alterations or improvements to the Premises or the Building, the inability to obtain an adequate supply of fuel, steam, water, electricity, labor or other supplies, any event included in Section 16.13, or by any other condition beyond Landlord's

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reasonable control, including, without limitation, any governmental energy conservation program, and Tenant shall not be entitled to any damages resulting from such failure nor shall such failure relieve Tenant of the obligation to pay the Annual Base Rent and Additional Rent reserved hereunder or constitute or be construed as a constructive or other eviction of Tenant unless such failure continues for a period of three months or more. In the event any governmental entity promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Landlord or the Building or any part thereof, relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions or the provision of any other utility or service provided with respect to this Lease or in the event Landlord is required or elects to make alterations to any part of the Building in order to comply with such mandatory or voluntary controls or guidelines, Landlord may, in its sole discretion, comply with such mandatory or voluntary controls or guidelines or make such alterations to the Building. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full Annual Base Rent and Additional Rent reserved hereunder or constitute or be construed as a constructive or other eviction of Tenant unless such failure continues for a period of three months or more.

         6.07 No Eviction. Landlord and its agents and representatives shall have the right to enter upon the Premises for any and all of the purposes set forth in this Article and may exercise any and all of the foregoing rights without being deemed guilty of a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive of Tenant from the Premises, or any portion thereof, and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets and other public parts of the Building.

                                    ARTICLE 7

                          CONDUCT OF BUSINESS BY TENANT

         7.01 Permitted Use. The Premises shall be used and occupied for light manufacturing and general office and clerical work, including but not limited to a thermoplastic extrusion coating and fiberoptic cable processing facility. Tenant shall occupy and use the Premises during the term for the purpose above specified and no other use or uses. Tenant and all sublessees or assignees of Tenant shall not use or occupy, or permit the use or occupancy of, the Premises or any part thereof for any use other than the sole uses specifically set forth above or in any illegal manner, or in any manner that, in Landlord's judgment, would materially adversely affect or interfere with any services required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, or with the proper and economical rendition of any such service.

         7.02 Applicable Laws. Tenant, at Tenant's expense, shall comply promptly with the laws, ordinances, rules, regulations and orders of all governmental authorities in effect

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from time to time during the Term that shall impose any duty on Landlord or
Tenant with respect to the Premises or the use and occupancy thereof (including, without limitation, a special aquifer permit for the Town of Killingly, the Americans with Disabilities Act and the Federal Occupational Safety and Health Act of 1970), and will obtain any and all licenses and permits necessary for any such use. Tenant shall not be required to make any structural Alterations (as defined in Section 8.03, below) in or to the Premises in order to comply with the foregoing, unless such Alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions or negligence of Tenant, or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Premises by Tenant or any such person, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Any work or installation made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article shall be made in conformity with, and subject to the provisions of Sections 7.04, 8.02 and 8.03.

         7.03 Landlord's Rules and Regulations. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit C, and all modifications thereof and additions thereto from time to time put into effect by Landlord. Tenant shall not use or permit the use of the Premises in any manner that will create waste or a nuisance, or which shall tend to unreasonably disturb other tenants of the Building, Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants on the Building, but will use its best efforts to investigate and remedy reasonable complaints from Tenant. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and the terms, covenants, agreements and conditions of such rules and regulations, as modified and amended from time to time by Landlord, this Lease shall control.

         7.04 No Liens. Tenant shall keep the Premises and Building free from any liens or encumbrances arising out of any work performed, material furnished or obligations incurred by or for Tenant or any person or entity claiming through or under Tenant. Prior to Tenant performing any construction or other work on or about the Premises for which a lien could be filed against the Premises or the Building, Tenant shall obtain satisfactory lien waiver agreements with each contractor who is to perform such work or furnish any material. If any mechanics' or other lien shall be filed against the Premises or the Building purporting to be for labor or material furnished or to be furnished at the request of the Tenant, then Tenant shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within thirty (30) days after the filing thereof. If Tenant shall fail to cause such lien to be discharged of record within such thirty (30) day period, in addition to any other remedy available to it for such a default, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Tenant shall, upon demand, reimburse Landlord for all amounts paid and costs incurred including reasonable attorneys' fees, in having such lien discharged of record.

         7.05 Hazardous Materials.

         (a) Tenant shall not dispose of or release, or permit the disposal or release of, any hazardous or toxic waste or substance governed by the provisions of 42 U.S.C. Section 6901 et seq. or 42 U.S.C. Section 9601 et seq., or by any federal, state or local laws, in, above, on or under the Premises or the Building ("Hazardous Substance"). Tenant shall remove, clean-up and remedy any Hazardous Substance on the Premises or Building proven to be caused by Tenant to the extent required by applicable law, provided that the presence of such Hazardous Substance resulted from the action or inaction of Tenant, its employees, subleasees, assignees, contractors or agents.

         (b) Tenant hereby grants Landlord the right to inspect the Premises at reasonable times and upon reasonable advance notice throughout the Term of this Lease, to determine that Tenant is in compliance with applicable environmental laws and Tenant agrees to allow Landlord to review all of Tenant's records necessary to ascertain that Tenant is in compliance with applicable environmental laws. Tenant shall cooperate with Landlord in satisfying any legal requirements imposed upon Landlord resulting solely from Tenant's operations in the Premises, and shall, upon request, furnish complete information to Landlord concerning the use or existence of any hazardous substances, contamination or pollution at the Building. All records and information disclosed to Landlord hereunder shall be treated by Landlord as highly confidential business information of Tenant and will not be disclosed by Landlord to third parties without Tenant's prior written consent.

         (c) Tenant shall defend, indemnify and hold harmless Landlord from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including, without limitation, reasonable attorneys' fees, consultants' fees, and clean-up costs resulting from the presence of any Hazardous Substance on the Premises or the Building proven to be caused by Tenant, or arising out of any material violation(s) by Tenant of any applicable law regarding Hazardous Substances.

         7.06 Tenant's Failure to Maintain. If Landlord gives Tenant notice of the necessity of any repairs or replacements required to be made under Section
8.02 and Tenant fails to commence diligently to effect the same within 30 days thereafter (except that no notice will be required in case of any emergency repair or replacement necessary to prevent substantial damage or deterioration), Landlord, at its option and in addition to any other remedies, may proceed to make such repairs or replacements and the expenses incurred by Landlord in connection therewith, shall be due and payable from Tenant upon demand as Additional Rent; provided, that Landlord's making any such repairs or replacements shall not be deemed a waiver of Tenant's default in failing to make the same, and for them provided that Landlord will use its best efforts to minimize the costs incurred by it in making such repairs or replacements.

         7.07 Surrender. Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in as good condition as when

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



Tenant took possession, ordinary wear and tear excepted, and otherwise as is required in Article 8. Tenant shall surrender the Premises to Landlord at the end of the Term hereof, without notice of any kind, and Tenant waives all right to any such notice as may be provided under any laws now or hereafter in effect in Connecticut.

                                    ARTICLE 8

                      ALTERATIONS, IMPROVEMENTS AND SIGNAGE

         8.01 Landlord's Obligations. Landlord will maintain all structural components of the Building, including, without limitation, the roof, foundation, exterior and load-bearing walls (including exterior windows and doors), the structural floor slabs and all other structural elements of the Premises, as well as the common elements of the Building and the HVAC system, in good repair, reasonable wear and use excepted. Maintenance and repair expenses caused by Tenant's willful misconduct or grossly negligent acts or omissions shall be paid directly to Landlord by Tenant upon demand and shall not constitute a Common Area Contribution. Landlord, at its own cost and expense, shall pay for any capital improvements carried out by Landlord at the Building. In the event of repairs contemplated in the Sections entitled "Damage or Destruction" or "Condemnation", the provisions of that Section shall control. Landlord shall not be liable for and, except as provided in Articles 10 and 11 hereof, there shall be no abatement of Annual Base Rent with respect to any injury to or interference with Tenant's business arising from any repairs, maintenance, alteration or improvement in or to any portion of the Building, including the Premises, or in or to the fixtures, appurtenances and equipment therein, unless any injury, loss, liability or damage incurred by Tenant results from the willful acts of negligence of Landlord, its employees or agents.

         8.02 Tenant's Obligations.

         (a) Tenant shall take good care of the Premises, and at Tenant's cost and expense, shall make all repairs and replacements as and when Landlord deems reasonably necessary, to preserve the Premises in good working order for premises of this age and type, normal wear and tear exempted, and in a clean, safe and sanitary condition, including, without limitation, the windows and plate glass doors, floors and interior walls, as well as those parts and fixtures of the heating, air-conditioning, ventilating, electrical, lighting (including revamping), plumbing and sprinkler systems that are within the Premises, will not overburden the floor, and will commit no waste. Notwithstanding the foregoing, Tenant is not obligated to restore the Premises to a condition superior to the condition of the Premises as of the commencement of Tenant's occupancy.

         (b) Tenant shall repair, at its cost, all deteriorations or damages to the Building occasioned by its negligent acts or omissions or willful misconduct. If Tenant does not make such repairs to the Building promptly, Landlord may, but need not, make such repairs, and Tenant shall promptly pay the cost thereof, provided that Landlord uses its best efforts to minimize such costs. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed (a) at Tenant's cost and expense and at such time and in such manner as Landlord may designate, (b) by contractors or mechanics approved by Landlord, such approval not to be unreasonably withheld (c) so that same shall be at least equal in quality, value, and utility to the condition of the work or installation at the time of the damage caused by Tenant, (d) in accordance with the Rules and Regulations for the Building adopted by Landlord from time to time in effect at the time the damage occurs and in material compliance with all applicable laws and regulations of governmental authorities having jurisdiction over the Premises, and (e) pursuant to plans, drawings and specifications which have been reviewed and approved by Landlord prior to the commencement of the repairs or replacements, such approval not to be unreasonably withheld, and subject to all other terms and conditions of this Lease, including, but not limited to, Section 7.04.

         8.03 Alterations. Tenant shall not make or permit any alterations in or additions to the mechanical, plumbing, HVAC or electrical systems in the Building, and shall not make or permit any decorations, alterations, installations, additions or improvements, structural or otherwise (the "Alterations") in or to the Premises without Landlord's advance written consent in each and every instance, such consent not to be unreasonably withheld. All Alterations permitted by Landlord and made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed (a) at Tenant's cost and expense and at such time and in such manner as Landlord may designate, (b) by contractors or mechanics approved by Landlord, (c) so that same shall be at least equal in quality, value, and utility to the condition of the work or installation at the time the alteration is commenced, (d) in accordance with the Rules and Regulations for the Building adopted by Landlord from time to time in effect at the time Tenant submits a request for consent to make Alterations and in material compliance with all applicable laws and regulations of governmental authorities having jurisdiction over the Premises,
(e) pursuant to plans, drawings and specifications which have been reviewed and approved by Landlord prior to the commencement of the Alterations, such approval not to be unreasonably withheld, and (f) subject to all other terms and conditions of this Lease including, but not limited to, Section 7.04. Tenant shall submit to Landlord a final certificate of occupancy upon completion. Tenant shall have no right to enter upon, or alter in any way, the roof of the Building without the prior written consent of Landlord. Any damage caused by Tenant shall be payable by Tenant to Landlord upon demand and shall not constitute an Operating Expense.

         8.04 Tenant's Property. Any trade fixtures, furnishings, equipment and personal property placed in the Premises that are removable without damage to the Building or the Premises, whether the property of Tenant or leased by Tenant, are herein sometimes called "Tenant's Property". Any replacements of any property of Landlord, whether made at Tenant's expense or otherwise, shall be and remain the property of Landlord. Any of Tenant's Property remaining on the Premises at the expiration of the Term shall be removed by Tenant at Tenant's cost and expense, and Tenant shall, at its cost and expense, repair any damage to the Premises or the Building caused by such removal. Any of Tenant's Property. not removed from the Premises prior to the expiration date of this Lease shall, at Landlord's option, become the property of Landlord or Landlord may remove such Tenant's Property, and Tenant shall pay to Landlord, Landlord's cost of removal and of any repairs in connection therewith within ten (10) days after Tenant's receipt of a bill therefor. Tenant's obligation to pay any such costs shall survive any termination of this Lease.

         8.05 Ownership and Removal. All appurtenances, additions, fixtures and improvements attached to or installed in or upon the Premises, whether placed there by Tenant or by Landlord, shall be Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise without compensation or allowance or credit to Tenant. Landlord may require, in its discretion, the removal by Tenant of any property which has been attached to or installed in the Premises. Tenant shall pay to Landlord or its designees the cost of repairs of any damage to the Premises or Building and losses caused by the removal of such property.

         8.06 Signage. Landlord shall have the absolute and exclusive right to approve or disapprove the content, design, size and location of any and all interior and/or exterior signs, graphics or window advertising erected and/or maintained on the interior or exterior of the Premises or, Building and Tenant shall not install or maintain any sign or graphics on the exterior or interior of the Premises or Building without first obtaining Landlord's written approval and consent, such approval and consent not to be unreasonably withheld. If required by Landlord, Tenant shall purchase identification signs for the exterior of the Building, each of said signs to be of a size and design to be approved in writing by Landlord, and installed at a place designated by Landlord. Tenant shall be responsible for all costs of signage which shall be billed individually to Tenant.

                                    ARTICLE 9

                                    INSURANCE

         9.01 (a) Tenant's Insurance. Tenant, at its own expense, shall obtain and keep in force with companies reasonably acceptable to Landlord during the
Term: (a) comprehensive general liability insurance against liability for bodily injury and property damage, including contractual liability, in the amount of $2,000,000.00 maximum combined single limit; (b) property insurance, including standard fire and extended coverage insurance, in amounts necessary to provide replacement cost coverage, for Tenant's Property, trade fixtures, machinery, equipment, furniture, furnishings and any Alterations in which Tenant has an insurable property interest, including, without limitation, vandalism and malicious mischief and sprinkler leakage coverage; (c) plate glass insurance for the Premises; (d) Workers' Compensation Insurance as required by all applicable law; and (e) any other insurance reasonably required by Landlord.

Such limits shall be for any greater amounts as may be reasonably indicated by circumstances from time to time existing.

         (b) Landlord's Insurance. Landlord, at its own expense, shall obtain and keep in force with companies reasonably acceptable to Tenant during the Term covering the Building and the Land: (a) comprehensive general liability insurance against liability for bodily injury and property damage, including contractual liability, in the amount of $2,000,000.00 maximum combined single limit. Such limit shall be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. The aforesaid insurance shall be in companies and in form and substance reasonably satisfactory to Tenant. Such insurance shall name Tenant as an additional insured, shall specifically include the liability assumed hereunder by Landlord (provided that the amount of such insurance shall not be construed to limit the liability of Landlord hereunder), and shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Tenant, and shall provide that Tenant shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. Landlord shall deliver the policy of such insurance or certificates thereof to Tenant on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration date of an expiring policy. Landlord's compliance with the provisions of this Section 9.01(b) shall in no way limit Landlord's liability under any other provisions of this Lease.

         9.02 Delivery of Policies. The aforesaid insurance shall be in companies and in form, substance and amount (where not above stated) reasonably satisfactory to Landlord. Such insurance shall name Landlord as an additional insured, shall specifically include the liability assumed hereunder by Tenant (provided that the amount of such issuance shall not be construed to limit the liability of Tenant hereunder), and shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. Tenant shall deliver copies of policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies. Tenant's compliance with the provisions of this Article 9 shall in no way limit Tenant's liability under any of the other provisions of this Lease. Tenant hereby unconditionally assigns to Landlord all of Tenant's rights under its insurance coverages called for hereunder in respect to all Alterations attached to or installed in the Premises, which, by virtue of Section 8.04 herein, is the property of Landlord.

         9.03 Increased Insurance Risk. Tenant shall not do or permit anything to be done, or keep or permit anything to be kept in the Premises, which would:
(a) be a material violation of any governmental law or regulation, (b) invalidate or be in conflict with any material provision of any fire or other insurance policies covering the Building or any property located therein (provided that Tenant is given a copy of such insurance policies to review). Tenant, at Tenant's expense, shall comply in all material respects with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body that shall hereafter perform the function of such Association.

         9.04 Tenant's Indemnity. Tenant agrees to protect, indemnify and save harmless landlord, from and against any and all loss, cost, liability, damage and expense including, without limitation, claims, demands, penalties, causes of action, costs and expenses and reasonable attorneys' fees imposed upon and incurred by or asserted against Landlord from the following: (a) an Event of Default (as defined in Section 13.01), (b) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming through or under Tenant, (c) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever except those conditions which are not caused by Tenant, (d) any acts, omissions or negligence of Tenant or any person claiming through or under Tenant, or of the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person, in, on or about the Premises or the Building, either prior to, during, or after the expiration of, the Term including, without limitation, any acts, omissions or negligence of Tenant in the making or performing of any Alterations in or to the Premises, or
(e) for personal injury, death or property damage, occasioned by any use, occupancy, condition, occurrence, omission or negligence referred to in the preceding clauses. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence, Tenant will, at Tenant's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel reasonably approved by Landlord, such approval not to be unreasonably withheld. Tenant's obligations under this Section 9.04 are subject to Landlord notifying Tenant in writing of any claim by a third party for which Tenant would be required to indemnify Landlord hereunder within five days of becoming aware of such claim.

         9.05 Limitation on Landlord's Liability. Landlord shall not be responsible or liable to Tenant for any loss or damage to Tenant, or its business (including any loss of income therefrom) or its property occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Premises or any part of the Building, unless such loss or damage results from the intentional misconduct or negligence of Landlord, or its employees, contractors, agents, servants, visitors or licensees.

         9.06 Waiver of Claims.

         (a) Landlord and Tenant hereby agree and hereby waive any and all rights of recovery against each other for loss or damage occurring to the Premises or the Building or any of Landlord's or Tenant's Property contained therein regardless of the cause of such loss or damage to the extent that the loss or damage is covered by the injured party's insurance or the insurance the injured party is required to carry under this Lease, whichever is greater (without regard to any deductible provision in any policy). This waiver does not apply to claims caused by a party's willful misconduct.

         (b) Each party will assure that its insurance permits waiver of liability and contains a waiver of subrogation. Each party shall secure an appropriate clause in, or an endorsement to, each insurance policy obtained by or required to be obtained by Landlord or Tenant, as the case may be, under this Lease, pursuant to which the insurance company: (i) waives any right of subrogation against Landlord or Tenant as the same may be applicable, or (ii) permits Landlord or Tenant, prior to any loss to agree to waive any claim it might have against the other without invalidating the coverage under the insurance policy. If, at any time, the insurance carrier of either party refuses to write (and no other insurance carrier licensed in Connecticut will write) insurance policies which consent to or permit such release of liability, then such party shall notify the other party and upon the giving of such notice, this Section shall be void and of no effect.

                                   ARTICLE 10

                                    CASUALTY

         10.01 Damage or Destruction.

         (a) Tenant shall give prompt notice to Landlord of any damage by fire or other casualty to the Premises. In the event that the Premises (other than Tenant's Alterations), or any part thereof, or access thereto, shall be damaged or destroyed by fire or other insured casualty, but the Tenant shall continue to have reasonably convenient access to the Premises and no portion of the Premises (other than Tenant's Alterations) shall thereby be rendered unfit for use and occupancy by the Tenant for the purposes set forth in Section 7.01, the Landlord, provided Landlord's mortgagee so permits, shall repair such damage or destruction (except damage or destruction to Tenant's Property or Tenant's Alterations, unless Landlord receives insurance proceeds covering Tenant's Alterations) with reasonable diligence. During the period when such repair work is being conducted, Annual Base Rent and Additional Rent shall not be abated or suspended.

         (b) In the event that the Premises, or any part thereof, or access thereto, shall be so damaged or destroyed by fire or other insured casualty that the Tenant shall not have reasonably convenient access to the Premises or any portion of the Premises shall thereby be otherwise rendered unfit for use and occupancy by the Tenant for the purposes set forth in Section 7.01, and if in the sole judgment of the Landlord the damage or destruction may be repaired within one hundred eighty (180) days after the occurrence of the damage or destruction, then the Landlord shall so notify the Tenant within thirty (30) days after the occurrence of the damage or destruction and shall repair such damage or destruction (except damage or destruction to Tenant's Property or Tenant's Alterations) with reasonable diligence, provided Landlord's mortgagee so permits. In the event that the Landlord shall not complete such repairs within one hundred eighty (180) days after the occurrence of the damage or destruction, then the Tenant shall have the right to terminate the term of this lease by giving written notice of such termination to the Landlord within thirty
(30) days after the end of such one hundred eighty (180) day period; provided, however, that in the event that the completion of repairs shall be delayed by strikes, governmental regulation, zoning laws, inability to obtain labor or materials, from any other cause beyond the Landlord's control, the time for completion shall be extended by the period of such delay, provided that in no event shall the repair take longer than 210 days. If in the sole judgment of the Landlord the Premises, or means of access thereto, cannot be repaired within one hundred eighty (180) days after the occurrence of the damage or destruction and the Landlord does not give the Tenant the notice referred to in this Section 10.01(b), then either party shall have the right to terminate the term of this Lease by giving written notice of such termination to the other party within the period of thirty (30) to forty-five (45) days after the occurrence of such damage or destruction. If neither party gives such notice of intention to terminate the term of this Lease, then the Landlord shall repair the damage or destruction with reasonable diligence.

         10.02 Abatement of Rent. In the event that Tenant shall not have reasonably convenient access to the Premises or any portion of the Premises shall be otherwise rendered unfit for use and occupancy by the Tenant for the purposes set forth in Section 7.01 by reason of such damage or destruction, then Annual Base Rent and Additional Rent shall be equitably suspended or abated until the Landlord shall have substantially completed the repair of the Premises and the means of access thereto. If such damage or destruction was caused by the negligence or willful act or omission of the Tenant or any of its officers, employees, contractors, agents or invitees, then there shall be no abatement of Annual Base Rent or Additional Rent; an election by Landlord to carry rental loss insurance shall in no way affect the provisions of this Article 10.

         10.03 Events of Termination.

         (a) If more than 25% of the gross rentable area of the Premises shall be wholly or substantially damaged or destroyed by fire or other casualty at any time during the last six (6) months of the Term, either Landlord or Tenant may terminate this Lease by delivery of written notice of such termination to the other party within thirty (30) days after the occurrence of such damage.

         (b) Notwithstanding the provisions of this Article 10, if, prior to or during the Term: (i) the Premises shall be so damaged by fire or other casualty that, in Landlord's opinion, substantial alteration, demolition or restoration of the Premises shall be required, or (ii) the Building shall be so damaged by fire or other casualty that, in Landlord's reasonable estimate, the cost to repair the damage will be more than 25% of the replacement value of the Building immediately prior to the occurrence of the casualty (whether or not the Premises shall have been damaged or rendered untenantable), then, in any of such events, Landlord, at Landlord's option, and with the written consent of Landlord's Mortgagee, may give to Tenant, within ninety (90) days after such fire or other casualty, a thirty (30) days' notice of Expiration Date of this Lease and, in the event such notice is given, this Lease and the term shall terminate upon the expiration of such thirty (30) days with the same effect as if the date of expiration of such thirty (30) days were the Expiration Date; and the Annual Base Rent and Additional Rent shall be apportioned as of such date and any prepaid portion of Annual Base Rent or Additional Rent for any period after such date and the Security Deposit shall be refunded by Landlord to Tenant.

         10.04 Insurance Proceeds Upon Termination. If this Lease is terminated pursuant to any right given Landlord to do so under this Section, all insurance proceeds payable with respect to the damage giving rise to such right of termination (other than insurance proceeds payable to Tenant covering Tenant's losses for destruction of its property and business interruption) shall be paid to Landlord and Tenant shall have no claim therefor. No damages, compensation or claim shall be payable by the Landlord to Tenant, or any other person, by reason of inconvenience, loss of business or annoyance arising from any damage or destruction, or any repair thereof, as is referred to in this Article 10.

         10.05 Scope of Landlord's Repairs. In the event Landlord elects or shall be obligated to repair or restore any damage or destruction as aforesaid, the scope of work shall be limited to the original basic building and interior work, and Landlord shall have no obligation to restore or replace Tenant's Property or Tenant's Alterations (unless Landlord receives the insurance proceeds covering Tenant's Alterations).

                                   ARTICLE 11

                                  CONDEMNATION

         11.01 Condemnation of Premises.

         (a) In the event that the whole or a substantial part of the Premises shall be condemned or taken in any manner for any public or quasi-public use, including, without limitation, a conveyance or assignment in lieu of a condemnation or taking, this Lease and the term and estate hereby granted shall automatically cease and terminate as of the earlier of the date of the vesting of tide or the date of dispossession of Tenant as a result of such condemnation or other taking.

         (b) If less than the whole or a substantial part of the Premises shall be so condemned or taken, and after such condemnation, taking or sale, the Premises can be used for the same purpose as prior thereto in the manner and to the extent Tenant previously conducted its operations, the Lease term shall automatically cease only on the part so taken, as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or taking.

         11.02 Taking of Building. If: (a) more than 25% of the gross rentable area of the Building shall be condemned, taken or sold, or (b) if any portion of the Building shall be so condemned or taken, or if any adjacent property or street shall be condemned or improved by a public or quasi-public authority in such a manner as to require the use of any part of the Premises or of the Building, so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the Building, then this Lease may be terminated by Landlord, as of the earlier of (i) the date of the vesting of title, or the date of dispossession as a result of such condemnation or taking, or (ii) by written notice from Landlord to Tenant that the termination shall occur on the sixtieth (60) day following Landlord's receipt of notice of the date on which said vesting or dispossession will occur. In such event, the Annual Base Rent and Additional Rent hereunder shall be apportioned as of such date.

         11.06 Temporary Taking. This Lease shall not be affected if the taking authority by the exercise of its power of eminent domain shall take the use or occupancy of the Premises or any part thereof for a temporary period (hereinafter, "Temporary Taking"). The full amount of Annual Base, Additional Rent and other charges payable by the Tenant under this Lease shall be abated during such temporary taking. Except only to the extent that the Tenant may be prevented from so doing pursuant to the terms of the order of the taking authority, Tenant shall continue to perform and observe all its other obligations under this Lease, as though the Temporary Taking had not occurred. Tenant shall be entitled to receive the entire amount of any award made for the Temporary Taking, whether paid by way of damages, rent or otherwise, unless the period of temporary use or occupancy shall extend to or beyond the Expiration Date of this Lease, in which case the award shall be apportioned between Landlord and Tenant as of the Expiration Date, but Landlord shall in that circumstance receive the entire portion of the award that is attributable to physical damage to the Premises and the restoration thereof to the condition immediately prior to the taking.

         11.04 Awards. Except as provided in the preceding Section 11.03, Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant specifically for its relocation expenses or the taking of personal property and fixtures belonging to Tenant provided that such award does not diminish or reduce the amount of the award payable to Landlord.

         11.05 Abatement of Rent. In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises, then the Annual Base Rent shall be adjusted in proportion to that portion of the Premises taken by such condemnation or other taking. Landlord shall, at its expense, make all necessary repairs or alterations to the Building so as to constitute the remaining Premises a complete architectural unit to the extent that the same may be feasible, provided that Landlord shall not be obligated to undertake any such repairs and alterations if the cost thereof exceeds the award resulting from such taking. Any such abatement shall cease upon substantial completion of such repairs and restoration.

                                     ARTICLE 12

                             ASSIGNMENT AND SUBLETTING

         12.01 Assignment.

         (a) Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer this lease, the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), without Landlord's prior written consent in each instance. Such consent not to be unreasonably withheld, provided, however that Tenant may assign Tenant's leasehold estate and this Lease to any Affiliate of Tenant. For the purpose of this Agreement, Affiliate shall mean any party which controls, is controlled by, or is under common control with, Tenant.

         (b) if Tenant desires at any time to enter into an Assignment of this Lease, it shall first given written notice to Landlord of its desire to do so, which notice shall contain: (i) the name of the proposed assignee, (ii) the nature of the proposed assignee's business to be carried on in the Premises,
(iii) the terms and provisions of the proposed Assignment including any sum(s) payable to Tenant as consideration for entering into the Assignment, or (iv) such financial and other information as Landlord may reasonably request concerning the proposed assignee (the "Assignment Notice").

         (c) At any time within thirty (30) days after Landlord's receipt of the Assignment Notice, Landlord may by written notice to Tenant elect to: (i) take an Assignment of Tenant's leasehold estate specified in Tenant's notice hereunder, (iii) consent to the Assignment, or (iv) disapprove the Assignment, provided that prior to electing any of options (i), (ii) or (iv), Landlord will consider and will not unreasonably withhold consent to the proposed Assignment. In the event Landlord elects to take an Assignment from Tenant as described in subsection (i) above, the rent payable by Landlord as tenant thereunder shall be the lower of that set forth in Tenant's notice or the Annual Base Rent payable by Tenant under this Lease at the time of the Assignment. In the event Landlord elects the option set forth in subsection (i) above, then Landlord shall have the right to use the Premises for any legal purpose in its sole discretion and the right to further assign or sublease the Premises without the consent of Tenant. If Landlord consents to the Assignment within said thirty (30) day period, Tenant may thereafter within ninety (90) days, enter into such Assignment, upon the terms and conditions set forth in the Assignment; provided, that if any sum is payable to Tenant in consideration such sum will be paid to Landlord as Additional Rent prior to the execution of the Assignment. In addition, if any amounts are payable to Tenant as rent under the Assignment, then Tenant shall pay to Landlord monthly during the term of such Assignment as Additional Rent an amount equal to any amount by which the total of all such rent payable to Tenant exceeds the monthly Annual Base Rent then payable by Tenant under the Lease.

         (d) If Landlord consents to an Assignment by Tenant, the assignee shall assume the primary responsibility for Tenant's Obligations hereunder, provided that no consent by Landlord to any Assignment by Tenant shall relieve Tenant of secondary liability for any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment, but not any obligation which arises during any renewal or extension of this Lease. The consent by Landlord to any Assignment shall not relieve Tenant from the obligations to obtain Landlord's express written consent to any other or subsequent Assignment. Any Assignment that is not in compliance with this Section 12 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of Annual Base Rent or Additional Rent by Landlord from a proposed assignee shall not constitute the consent to such Assignment by Landlord.

         (e) The following shall be an Assignment for purposes of this Article 12: (i) if Tenant is a partnership, any change in the ownership (voluntary, involuntary, by operation of law or otherwise) of 50% or more of the aggregate of the partnership interests in Tenant existing on the date of execution hereof, or the dissolution of the partnership; (ii) if Tenant is a corporation whose shares are not publicly traded, any dissolution, merger, consolidation or other reorganization of Tenant, or any change in the ownership (voluntary, involuntary, by operation of law, creation of new stock or otherwise) of 50% or more of its capital stock from the ownership existing on the date of the execution hereof (other than a transfer to an Affiliate); (iii) if Tenant is any other entity (except a corporation or other entity whose shares are publicly traded), any dissolution or any change in the ownership (voluntarily, involuntarily, by operation of law or otherwise), of 50% or more in the aggregate of an interest in Tenant by any party or parties in interest on the date of execution hereof; or (iv) the sale of 50% or more of the value of the assets of Tenant. Landlord's consent to any such Assignment will not be deemed a consent to any subsequent Assignment. As used in this Section 12.01(e), the term "Tenant" shall also mean any entity which has guaranteed Tenant's obligations under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of the stock or partnership interests of said guarantor.

         (f) Each assignee, shall assume, as provided in this Section 12.01(f), all obligations of Tenant under this Lease and shall be primarily liable for the payment of Annual Base Rent and Additional Rent, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the balance of the Term. No Assignment otherwise permitted hereunder shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord within ten (10) days of execution a counterpart of the Assignment and an instrument in recordable form to be provided by Landlord that contains a covenant of assumption by the assignee and form to Landlord, consistent with the requirements of this Section 12.01(f), but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

         (g) In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this

Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization or other debtor relief proceedings.

         12.02 Subletting.

         (a) Tenant shall not directly or indirectly, permit the Premises to be occupied by anyone other than Tenant or sublet the Premises (collectively, "Sublease") or any portion thereof without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld, provided, however, that Tenant may make an Assignment to any of its Affiliates.

         (b) If Tenant desires at any time to enter into a Sublease of the Premises or any portion thereof, it shall first give written notice to Landlord of its desire to do so, which notice shall contain: (i) the name of the proposed subtenant or occupant, (ii) the nature of the proposed subtenant's or occupant's business to be carried on in the Premises, (iii) the portion(s) of the Premises to be subject to Sublease and the square feet thereof and the other terms and provisions of the proposed Sublease including any sum(s) payable to Tenant as consideration for entering into the Sublease, and (iv) such financial and other information as Landlord may reasonably request concerning the proposed subtenant or occupant (the "Sublease Notice").

         (c) At any time within thirty (30) days after Landlord's receipt of the Sublease Notice, Landlord may by written notice to Tenant elect to: (i) Sublease itself the portion of the Premises specified in Tenant's notice or any portion thereof, (ii) consent to the Sublease, or (iii) withhold consent to the Sublease, provided that prior to electing any of options (i), (ii) or (iii), Landlord will consider and will not unreasonably withhold consent to the proposed sublet. In the event Landlord elects to sublease from Tenant as described in subsection (i) above, the sub-rent payable by Landlord to Tenant shall be the lower of that set forth in Tenant's notice or the Annual Base Rent payable by Tenant under this Lease at the time of the Sublease (or a proportionate amount thereof representing the portion of the Premises subject to the Sublease if less than the entire Premises is subject to the Sublease). In the event Landlord elects the option set forth in subsection (i) above with respect to a portion of the Premises, then (A) Tenant shall at all times provide reasonable and appropriate access to such portion of the Premises and use of any common facilities, and (B) Landlord shall have the right to use such portion of the Premises for any legal purpose in its sole discretion and the right to further sublease the portion of the Premises subject to Landlord's election without the consent of Tenant. If Landlord consents to the Sublease within said thirty (30) day period, Tenant may thereafter within ninety (90) days, enter into such Sublease of the Premises or portion thereof, upon the terms and conditions set forth in the Sublease Notice; provided, that if any sum is payable to Tenant in consideration of Tenant's entering into such Sublease, then Tenant shall pay such sum to Landlord prior to the execution of the Sublease. In addition, if any amounts are payable to Tenant as sub-rent under the Sublease, Tenant shall pay to Landlord monthly during the term of such Sublease on account as Additional Rent the amount by which such monthly sub-rent exceeds the product of: (i) the monthly Annual Base Rent then payable by Tenant under the Lease, and (ii) the fraction derived by dividing the square feet of the portion of the Premises subject to the Sublease by the total rentable area of the Premises.

         (d) If Landlord consents to a sublet by Tenant, the sublessee shall assume the primary responsibility for Tenant's obligations hereunder with respect to the sublet portion of the Premises, provided that no consent by Landlord to any Sublease by Tenant shall relieve Tenant of secondary liability for any obligation to be performed by Tenant under this Lease with respect to the sublet portion of the Premises, whether arising before or after the Sublease. The consent by Landlord to any Sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other or subsequent Sublease. Any Sublease that is not in compliance with this Article 12 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of Annual Base Rent or Additional Rent by Landlord from a proposed sublessee shall not constitute the consent to such Sublease by Landlord.

         (e) Each sublessee, shall assume, as provided in this Section 12.02(e), all obligations of Tenant under this Lease and shall be and remain primarily liable for the payment of Annual Base Rent and Additional Rent, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the balance of the Term with respect to the portion of the Premises being sublet. No Sublease otherwise permitted hereunder shall be binding on Landlord unless the sublessee or Tenant shall deliver to Landlord within ten (10) days of execution a counterpart of the Sublease and an instrument in recordable form to be provided by Landlord that contains a covenant of assumption by the sublessee consistent with the requirements of this Section 12.02(e), but the failure or refusal of the sublessee to execute such instrument of assumption shall not release or discharge the sublessee from its liability as set forth above.

         (f) INTENTIONALLY DELETED

         (g) Upon the occurrence of an Event of a Default, if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such subtenant all rents becoming due to Tenant under such sublease and apply such rent against any sums due to it by Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder.

         12.03 Right of First Refusal.

         (a) In the event any or all of Tenant's interest in the Premises and/or this Lease is transferred by operation of law to any trustee, receiver or other representative or agent of Tenant, or to Tenant as a debtor in possession, and subsequently any or all of Tenant's interest in the Premises and/or this Lease is offered or to be offered by Tenant or any trustee, receiver, or other representative or agent of Tenant as to its estate or property, (such person, firm or entity being hereinafter referred to as the "Grantor"), for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Landlord, (each such transaction being hereinafter referred to as a "Disposition"), it is agreed that Landlord has and shall have a right of first refusal to purchase, take, or otherwise acquire the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Landlord in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and it shall not make the Disposition until and unless Landlord has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein.

         (b) Landlord shall have twenty (20) days next following its receipt of the written notice as to such Disposition in which to exercise the option to acquire Tenant's interest by such Disposition, and the exercise of the option by Landlord shall be effected by written notice to that effect sent to the Grantor by certified or registered mail; but nothing herein shall require Landlord to accept a particular Disposition or any Disposition, nor does the rejection of any one such offer of first refusal constitute a waiver of release of the obligation of the Grantor to submit other offers hereunder to Landlord. In the event Landlord accepts such offer of first refusal, the transaction shall be consummated pursuant to the terms and conditions of the Disposition described in the notice to Landlord. In the event Landlord rejects such offer of first refusal, Grantor may consummate the Disposition with such other person, firm, or entity; but any decrease in price of more than two percent (2%) of the price sought from Landlord or any change in the terms of payment for such Disposition shall constitute a new transaction requiring a further option of first refusal to be given to Landlord hereunder.

                                   ARTICLE 13

                              DEFAULTS AND REMEDIES

         13.01 Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (each an "Event of Default") hereunder:

         (a) Nonpayment of Annual Base Rent or Additional Rent. Failure to pay any installment of Annual Base Rent or Additional Rent due and payable hereunder, upon the date when said payment is due, such failure continuing for a period of ten (10) business days after receipt by Tenant of written notice thereof.

         (b) Other Obligations. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subparagraph (a) of this Section 13.01, such failure continuing for thirty (30) business days after written notice by Landlord to Tenant specifying such failure, provided that it shall not constitute an Event of Default hereunder if Tenant commences and diligently pursues the cure of such failure within such thirty (30) day period.

         (c) Abandonment. Vacation or abandonment of the Premises for a continuous period in excess of thirty (30) business days.

         (d) Removal. Any removal or attempted removal, without the prior approval of Landlord, of any of Tenant's equipment, appliances, or personal property from the Premises for any reason other than the normal and usual operation of Tenant's business.

         (e) General Assignment. A general assignment by Tenant or Tenant's guarantor (if any) for the benefit of creditors to the extent permitted by applicable law.

         (f) Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant or Tenant's guarantor (if any), or the filing of an involuntary petition in bankruptcy by Tenant's creditors or any of guarantor's creditors, which involuntary petition remains undischarged for a period of thirty (30) business days to the extent permitted by applicable law.

         (g) Receivership. The employment of a receiver to take possession of substantially all of Tenant's assets or any guarantor's assets or the Premises, if such receivership remains undissolved for a period of thirty (30) business days after creation thereof to the extent permitted by applicable law.

         (h) Attachment. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or any guarantor's assets or the Premises, if such attachment or other seizure remains thirty or undischarged for a period of thirty (30) business days after the levy thereof.

         (i) Insolvency. The admission by Tenant or Tenant's guarantor (if any) in writing of its inability to pay its debts as they become due, the filing by Tenant or Tenant's guarantor (if any) of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant or Tenant's guarantor (if any) of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant or Tenant's guarantor (if any) in any such proceeding or, if within thirty (30) days after the commencement of any proceeding against Tenant or Tenant's guarantor (if any) seeking any reorganization, or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed.

         13.02 Remedies. Upon the occurrence of any Events of Default by Tenant which is not cured by Tenant within the grace periods specified in Section 13.01 hereof, Landlord shall have the following rights and remedies, in addition to all other rights or remedies available to Landlord in law or equity:

         (a) Landlord may cure or perform for the account of Tenant any such matter or obligation in default by Tenant and Tenant shall immediately pay on account as Additional Rent any expenditures made and the amount of any obligations incurred in connection therewith, plus interest, from the date of any such expenditure, at the Default Rate set forth in Section 4.05;

         (b) Landlord may accelerate all Annual Base Rent and Additional Rent due for the balance of the Term of this Lease and declare the same to be immediately due and payable. In determining the amount of any future payments payable to Landlord on account of Additional Rent under Article 5, Landlord may make such determination based upon the amount of such Additional Rent paid or payable by Tenant for the full year immediately prior to such default;

         (c) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired Term hereof shall cease and expire and terminate on the date specified in such notice without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof granted, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and terminate in the same manner and with the same force and effect as if the date fixed in such notice were the date herein granted for expiration of the Term of this Lease. Thereupon, Tenant shall immediately quit and surrender the Premises to Landlord by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property or fixtures thereon without being liable for any damages therefor. Upon termination of this Lease, Landlord will be entitled to recover as damages (1) all Annual Base Rent and Additional Rent and other sums due and payable by Tenant on the date of termination; (2) an amount equal to the value of the Annual Base Rent and Additional Rent and other sums provided herein to be paid by Tenant for the residue of the Term hereof, less the fair rental value of the Premises for the residue of the Term (taking into account the amount of rent to be received from replacement tenants (if in fact it is possible to relet the Premises), and the time and expenses necessary to identify and obtain the replacement tenant or tenants, including without limitation, expenses relating to recovery of the Premises, preparation for reletting and for reletting itself including without limitation, brokerage commissions, operating expenses, reasonable attorney fees, rent concessions, and alteration costs); and (3) the cost of performing any other covenants to be performed by Tenant.

         (d) Landlord may, re-enter and repossess the Premises or any part thereof, and remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof, without such-entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any of Tenant's obligations under this Lease including the obligation to pay Annual Base Rent and Additional Rent for the full Term. In such Event, Landlord, at its option, may attempt in its own name, as agent for Tenant, if this Lease not be terminated or in its own behalf if this Lease be terminated, to relet all or any part of such Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including the term beyond the termination of this Lease; and Landlord shall not be required to accept any tenant offered by Tenant (but will not unreasonably withhold acceptance) or observe any instruction given by Tenant about such reletting. For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient and the cost of such decoration, repairs, changes, alterations or additions, shall be charged to and be payable by Tenant as: (a) Additional Rent hereunder, or (b) in the event the Lease has been terminated, as damages. Tenant shall also pay to Landlord upon demand any brokerage commissions and reasonable attorneys' fees incurred by Landlord in connection with the foregoing. Any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the Annual Base Rent and Additional Rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the Annual Base Rent due would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant. Tenant agrees that Landlord may file to recover any sums falling due under the terms of this Section from time to time, and all reasonable costs and expenses of Landlord, including reasonable attorney's fees and costs incurred in connection with such suit shall be paid by Tenant.

         (e) All rents received by Landlord in any reletting shall be applied first to the payment of such expenses as Landlord may have incurred in recovering possession of the Premises and in reletting the same; second, to the payment of any costs and expenses incurred by Landlord either for making necessary repairs to the Premises or in curing any default on the part of Tenant in any covenant or condition herein made binding upon Tenant, and, last, toward the payment of rent due from Tenant under the terms of this Lease, with interest at the lowest Prime Rate quoted in the Wall Street Journal; and Tenant expressly agrees to pay any deficiency then remaining. Any rents received upon reletting of the Premises in excess of the costs, expenses and rents due Landlord described in this subsection shall be paid to Tenant upon the expiration of this Lease.

         (f) Any and all property belonging to Tenant or to which Tenant is or may be entitled which may be removed from the Premises by Landlord pursuant to the authority of this Lease or applicable law, may be handled, removed or stored in a commercial warehouse or otherwise by Landlord at Tenant's risk and expense and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges for such property so long as the same shall be in Landlord's possession or under Landlord's control.

         (g) Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed exclusive of any of the others.

         13.03 No Accord and Satisfaction. Landlord may collect and receive any rent due from Tenant, and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive, affect, change, modify or alter the rights or remedies that Landlord has against Tenant in equity, at law, or by virtue of this Lease. No receipt or acceptance by Landlord from Tenant of less than the monthly rent herein stipulated shall be deemed to be other than a partial payment on account for any due and unpaid stipulated rent; no endorsement or statement on any check or any letter or other writing accompanying any check or payment of rent to Landlord shall be deemed an accord and satisfaction, and Landlord may accept and negotiate such check or payment without prejudice to Landlord's rights to (i) recover the remaining balance of such unpaid rent, or
(ii) pursue any other remedy provided in this Lease.

         13.04 Claims in Bankruptcy. Nothing herein shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of any such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to or less than the amount of the loss or damage referred to above.

         13.05 Default by Landlord. Landlord's failure to perform or observe any of its Lease obligations for more than thirty (30) business days after Tenant has delivered written notice thereof to Landlord shall constitute a default under this Lease; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Tenant shall identify the Lease provisions containing the Landlord's obligations that are the subject of Tenant's complaint and specify in reasonable detail the nature and extent of Landlord's failure with respect thereto. If Landlord commits a default, Tenant may pursue any remedies given in this Lease or under the law, including but not limited to, terminating this Lease.

                                   ARTICLE 14

                  NONDISTURBANCE AND RIGHTS OF MORTGAGE HOLDERS

         14.01 Subordination.

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



         (a) Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, Tenant agrees that this Lease and Tenant's tenancy hereunder are and shall be automatically subject and subordinate at all times to (a) the lien of any mortgage that may now exist or hereafter be executed in any amount for which the Building, or Landlord's interest or estate in any of said items is specified as security; and (b) renewals, modifications, consolidations, replacements, and extensions of any of the foregoing. Notwithstanding the foregoing, Landlord and the holder of such mortgage lien on the Building (the "Landlord's Mortgagee") shall have the right to partially subordinate or cause to be subordinated such lien to this Lease, and Tenant agrees to promptly execute an agreement satisfactory in substance and form to Landlord's Mortgagee upon written request of Landlord's Mortgagee. Tenant's agreement in this Section 14.01(a) is subject to the agreement of Landlord's Mortgagee not to disturb Tenant's possession and occupancy of the Premises or join Tenant in any such action as a party defendant so long as Tenant has not committed an Event of Default.

         (b) In the event that any such mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, at the option of Landlord's Mortgagee or the grantee or purchaser in foreclosure, notwithstanding any subordination of any such lien to this Lease, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon request by Landlord, Landlord's Mortgagee, or by Landlord's successor in interest and in the form requested by Landlord, Landlord's Mortgagee, or by Landlord's successor in interest, any additional documents evidencing the priority or subordination of this Lease with respect to the lien of any such first mortgage including a Subordination and Attornment Agreement satisfactory to Landlord, Landlord's Mortgagee, and Landlord's successors in interest.

         (c) If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall assume and perform Landlord's obligations under this Lease only while it is the fee owner of the Building and shall not be (i) liable for any breach, act or omission of any prior landlord, including Landlord; (il) subject to offsets, claims or defenses which Tenant might have against prior landlords; (iii) bound by the payment of the rent for more than the current month to any prior landlord.

         14.02 Estoppel Certificates. Tenant shall at any time, and from time to time, upon not less than fifteen (15) days prior written notice from Landlord execute, acknowledge and deliver to Landlord, to any prospective purchaser, or Landlord's Mortgagee, a written certificate of Tenant certifying: (a) that Tenant has accepted the Premises and the commencement date and termination date of this Lease; (b) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and has not been assigned; (c) that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord or Tenant hereunder, or specifying any defaults that exist; (d) whether or not there are then

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



existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same); (e) that Tenant has received all required contributions from Landlord on account of Tenant's improvements; (f) the dates, if any, to which the Annual Base Rent and Additional Rent and other charges under this Lease have been paid and the amounts of said Annual Base Rent and Additional Rent, and that no Annual Base Rent, Additional Rent, or security deposit has been paid in advance of its due date, and (g) any other information that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this Section 14.03 may be relied upon by Landlord and any prospective purchaser, Lessor, Landlord's Mortgagee, or Other Mortgagee(s) of any part of the Building. Tenant's failure to deliver such Certificate within said fifteen day period shall be a default hereunder and shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Landlord's performance hereunder.

         14.03 Quiet Enjoyment. Landlord hereby represents and warrants that it has fee simple title to the Building and the Land and full legal right and authority to enter into this lease and perform its obligations hereunder. Upon Tenant paying the Annual Base Rent and Additional Rent and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Lease and to the rights of Landlord's Mortgagee or Other Mortgagee(s).

                                   ARTICLE 15

                                     NOTICES

         15.01 Manner of Notice. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail or delivered personally, (a) to Tenant (i) at Tenant's address set forth above, if sent prior to Tenant's taking possession of the Premises, or (ii) at the Building if sent subsequent to Tenant's taking possession of the Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, or (b) to Landlord at Landlord's address set forth above, or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section
15.01. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given three (3) days after the date when it shall have been mailed as provided in this Section 15.01 if sent by registered or certified mail, or upon the date personal delivery is made.

                                   ARTICLE 16

                                  MISCELLANEOUS

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



         16.01 Brokers. Landlord and Tenant warrant to each other that they have had no dealings with any broker, agent or finder in connection with this Lease. Both parties hereto agree to protect, indemnify and hold harmless the other from and against any and all expenses with respect to any compensation, commissions and charges claimed by any broker, agent or finder with respect to this Lease or the negotiation thereof that is made by reason of any action or agreement by such party.

         16.02 Attorney's Fees. If on account of any default by Tenant in Tenant's obligations under the terms of this Lease, it becomes necessary or appropriate for Landlord to employ attorneys or other persons to enforce any of Landlord's rights or remedies hereunder, Tenant agrees to pay all reasonable fees of such attorneys and other persons and all other costs of any kind so incurred.

         16.03 Notice of Lease. Upon the Commencement Date of this Lease, either party shall upon the request of the other, join in the execution of a notice of lease pursuant to Section 47-19 of the Connecticut General Statutes and either party may record the same. Tenant shall not record this Lease, and any recording of this Lease or any memorandum thereof (other than as contemplated by the preceding sentence) shall constitute an Event of Default by Tenant, entitling Landlord to pursue any and all remedies available. to Landlord under this Lease. At the expiration or earlier termination of this Lease, Tenant shall, at the request of Landlord, execute and deliver to Landlord a quit-claim deed, lease cancellation instrument or other instrument of release in form suitable for recording, provided that such document does not have the effect of waiving any claims that either Landlord or Tenant may have against the other arising out of this Lease. In the event that Tenant does not execute and deliver such an instrument to Landlord within ten (10) days following Landlord's written request therefor, Landlord is hereby irrevocably authorized to execute any such instrument of release on behalf of Tenant and record the same, and Tenant hereby appoints Landlord as its attorney-in-fact, which power is coupled with an interest, to accomplish the foregoing.

         16.01 No Partnership. Any intention to create a joint venture or partnership relation between the parties hereto is hereby expressly disclaimed. Landlord shall not by the execution of this Lease in any way or for any purpose, become (i) a partner of Tenant in the conduct of Tenant's business or otherwise, or (ii) a joint venturer or a member of a joint enterprise with Tenant.

         16.05 Multiple Options. In the event that Tenant has any multiple options to expand, extend or renew this Lease, a later option cannot be exercised unless the prior option to expand, extend or renew this Lease has been properly exercised in accordance with the terms of this Lease.

         16.06 No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger unless Lender so elects, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of

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



Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         16.07 Severability. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the full extent permitted by law. No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity. Neither this Lease nor any term or provision hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. Any right to change, waive, discharge, alter or modify, or terminate this Lease shall be subject to the prior express written consent of Landlord's Mortgagee.

         16.08 No Waiver. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provision. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. No reference to any specific right or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled at law or in equity. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement, term, covenant or condition.

         16.09 Bind and Inure. The terms, provisions, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant, and, except as otherwise provided herein, their respective heirs, legal representatives, successors and assigns; provided, however, upon the sale, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Building, as owner or lessor, including any transfer by operation of law, the Landlord (or any subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee, or other transferee; any such grantee, assignee, or other transferee shall, by accepting such interest, be deemed to have assumed such subsequent obligations and liabilities. Notwithstanding anything to the contrary set forth herein, if Landlord's Mortgagee or Other Mortgagee(s) shall succeed to Landlord's interests hereunder, then Landlord's Mortgagee or Other Mortgagee(s) shall not be deemed to have assumed any obligations or liabilities under this Lease which arose prior to the date any such Mortgagee shall have requested Tenant to attorn to such Mortgagee.

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



         16.10 Landlord's Liability. (a) The term "Landlord" as used herein and throughout the Lease shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Building and this Lease. In the event of any transfer of such title or interest from and after the date of such transfer, Landlord herein named (and in case of any subsequent transfers, the then grantor) and each of its partners, principals, shareholders, beneficiaries or co-tenants (as the case may be) shall be relieved of all liability as respects Landlord's obligations hereunder thereafter to be performed, provided that (i) the transferee of the title and interest of Landlord (and in case of any subsequent transfers, the then grantors) shall automatically, by acceptance of the instrument of transfer agree to assume and perform all of Landlord's obligations under this Lease; and (ii) any monies in the hands of Fabrilock, Inc. or the then grantor at the time of such transfer, in which Tenant has an interest (the Security Deposit), shall be delivered to the grantee.

         (b) Landlord agrees to protect, indemnify and save harmless Tenant, from and against any and all loss, cost, liability, damage and expense, including) without limitations, claims, demands, penalties, causes of action, costs and expenses and reasonable attorneys' fees imposed upon and incurred by or asserted against Tenant related to (a) The failure by Landlord to observe any of its covenants set forth herein or the breach by Landlord of any of its representations and warranties set forth herein, (b) any acts, omissions or negligence of Landlord or any person claiming through or under Landlord, or if the contractors, agents, servants, employees, visitors or licensees of Landlord or any such person, in, on or about the Premises or the Building, either prior to, during, or after the expiration of, the Term, including, without limitation, any acts, omissions or negligence in the maintenance of the Building and the Common Area or (c) for personal injury, death or property damage occasioned by any use, occupancy, condition, occurrence, omission or negligence of Landlord referred to in the preceding clauses. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Landlord will, at Landlord's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel reasonably approved by Tenant, such approval not to be unreasonably withheld.

         (c) Landlord's Liability for Environmental Matters.

              (i) Definitions.

                  (a) "Environmental Condition" shall mean the presence of Hazardous Materials at the Facility which requires removal, remediation, or corrective action pursuant to standards established under applicable Environmental Laws or orders or other directives from any local, state or federal government agency.

                  (b) "Environmental Laws" shall mean any applicable laws relating to or imposing liability or standards of conduct concerning hazardous or toxic materials and substances, air pollution (including noise and odors), water pollution, liquid and solid waste, pesticides, drinking water, community and employee health, environmental land use

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



management, stormwater, sediment control, radiation, wetlands, endangered species, environmental permitting and petroleum products, whether now in effect or becoming effective at any time after the date hereof, including but not limited to those dealing with public health and safety and the protection of the environment, such as the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 et seq., as amended; the Toxic Substance Control Act, 15 U.S.C. 2601 et seq., as amended; the Clean Water Act, 33 U.S.C. 1251 et seq., as amended; the National Environmental Policy Act, 42 U.S.C. 4321 et seq., as amended; the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended; the Clean Air Act, 42 U.S.C. 7401 et seq., as amended; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. 11001 et seq.; as amended; the Occupational Safety and Health Act, 29 U.S.C. 651 et seq., as amended; the Resource Conservation and Recovery Act, as amended; all Connecticut state and county laws and ordinances relating to environmental, health and safety matters; and all rules and regulations promulgated pursuant to such federal, state and county laws and ordinances.

                  (c) "Hazardous Material" means any pollutant, contaminant, hazardous, toxic or dangerous waste, substance or material, including, but not limited to, any chemical products, petroleum substances, PCBs, asbestos, urea formaldehyde, ammonia, nitrates, semi-volatile or purgeable organics, flammable explosives, radioactive materials, hazardous waste, metals or other materials or substances defined as or included in the definition of substances defined as "hazardous substances," "hazardous materials," "solid waste," "hazardous waste, "toxic substances" or analogous definitions under any Environmental Law.

                  (d) "Material Compliance" means compliance which is not reasonably likely to produce any adverse change in or effect on the operations, properties or condition (financial or otherwise), assets or liabilities of the Tenant and which would not result in civil or criminal liability to any individual.

         (ii) Responsibility for Environmental Conditions. Landlord hereby assumes all responsibility for all costs, debts, duties, obligations or liabilities for (i) any environmental problem, hazard or condition created, arising from or in existence prior to or as of the date of the commencement of Tenant's occupancy of the Premises and (ii) any environmental problem, hazard or condition created, arising or in existence after the commencement of Tenant's occupancy of the Premises unless the environmental problem, hazard or condition was created, arose from or came into existence as a result of acts or omissions of Tenant, including in either case, without limitation, any such liabilities associated with off-site disposal of any Hazardous Material or with any obligations under any Environmental Law. Not to limit the generality of the foregoing, Landlord will be responsible at its cost and expense for the removal, remediation and correction of all Environmental Conditions at the land and/or the Building for which it is responsible under this Section.

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



         (iii) Landlord's Representations and Warranties Regarding Environmental Matters. Landlord represents and warrants to and for the benefit of Tenant, its affiliates, and each of their stockholders, officers, directors, employees, agents, successors and assigns, as follows:

                         (a) Landlord has provided to Tenant copies of all
studies, reports, notices, orders, warnings and similar documents in Landlord's possession or control analyzing, describing or otherwise relating to Environmental Conditions or activities at the Land and the Building;

                         (b) Landlord is conducting the operation of the
Building and Material Compliance with all applicable Environmental Laws and directives of federal, state and local authorities, including, without limitation, the preparation and maintenance of records; and

                  (iv) Indemnification for Environmental Liability. Landlord shall defend, indemnify and hold harmless Tenant, its affiliates, and their respective. stockholders, officers, directors, employees and agents from any and all liabilities, losses, damages (including, without limitation, punitive damages), claims and costs, related to or arising from (i) any breach of Landlord's representations set forth in Section 16.10(c) (iii), above; (ii) the failure by Landlord to fulfill any of its obligations under this Section 16.10
(c); (iii) liability for environmental problems, hazards or conditions effecting or emanating from the Land or the Building which Tenant is not responsible for and (iv) any and all actions (including, without limitation, enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or therefrom), suits, claims, proceeding, investigations, audits, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage or contamination of, or adverse effects upon, the environment, water tables or natural resources), costs and other expenses (including attorneys' and consultants' fees, court costs and amounts paid in settlement of any claims or actions) incident to any of the foregoing.

                  (v) Rent Set Off. If Landlord is in default of its obligations contained in Section 16.10(c) (iv) above and Tenant has had to make payment because of such default of Landlord, Tenant may deduct such payments from its rent and apply said payments toward reimbursement of Tenant.

         16.11 Interpretation. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words used in neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease. Submission of this instrument for examination does not constitute a reservation of or option for lease of the Premises, and it is not effective as a lease or otherwise until execution and delivery by both

Landlord and Tenant.

         16.12 Time of Essence. Except as provided in Section 16.12, time is of the essence with respect to the due performance of the terms, covenants and conditions herein contained; provided, however that no delay or failure of Landlord to enforce any of the provisions herein contained and no conduct or statement of Landlord shall waive or affect any of Landlord's rights hereunder.

         16.13 Force Majeure. Whenever during the Term it becomes impossible for Landlord or Tenant to perform the obligations on either party's part to be performed as a result of war, civil riots, labor disputes or strikes (other than those caused by the willful act or omission of Landlord or Tenant), or Acts of God or the elements, then Landlord or Tenant shall be excused from such performance without penalty or other liability or a breach of or default under this Lease to the other party for the period of time in which the event or events giving rise to the impossibility of performance shall exist.

Notwithstanding anything to the contrary contained in this Section 16.13, Landlord and Tenant agree that neither party shall be excused from the timely performance of its obligations under this Lease for a period of time greater than ninety (90) days.

         16.14 Joint and Several. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Annual Base Rent and Additional Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

         16.15 Entire Agreement. This Lease, including the Exhibits hereto, which are made part of this Lease, contain the entire agreement of the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. Tenant covenants and agrees that no diminution of light, air or view by any structure that may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Annual Base Rent or Additional Rent under this Lease, result in any liability of Landlord or Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

         16.16 Authority. If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that

Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in Connecticut, that Tenant has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of Tenant are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

         16.17 Governing Law. This Lease and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with the laws of the State of Connecticut.

         16.18 Survival. All agreements, covenants and indemnifications contained herein or made in writing pursuant to the terms of this Lease by or on behalf of Tenant shall be deemed material and shall survive expiration or sooner termination of this Lease.

         16.19 Other Leases. Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine and notwithstanding any other provisions hereof. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or number of tenants shall, during the term of this Lease or any extension thereof, occupy any space in said Building.

         16.20 No Representations. Other than as specifically stated herein, Tenant has examined the Premises, is satisfied with its condition and takes the Premises in "as is" condition with no representation or warranties whatsoever.

         16.21 Building Name. The Building may be known by such name as Landlord, in its sole discretion, may elect, and Landlord shall have the right from time to time to change such designation or name without Tenant's consent.

                                   ARTICLE 17

                               EXPANSION PREMISES

         17.01 Expansion Premises. Superwinch, Inc. is currently the tenant of approximately 17,540 square feet of space (the "Expansion Premises") in the Building as shown on Exhibit A. The Expansion Premises is scheduled to be vacated by Superwinch, Inc. on or about June 30, 1998.

         17.02 Option for Expansion Premises.

         (a) Provided: (i) There is not then occurring an Event of Default under the terms of this Lease; (ii) this Lease is in full force and effect; and (iii) Superwinch vacates the Expansion Premises, Tenant shall have the option to lease the Expansion Premises.

         (b) The option contained in this section may only be exercised by written notice to Landlord given on or before November 1, 1997.

         (c) If Tenant shall fail to exercise its option during a period when the option is available, when Tenant is not entitled to exercise its option or when this instrument is no longer in full force and effect for any reason, the option contained in this section shall be void.

         (d) If Tenant exercises its option for the Expansion Premises, the Expansion Premises shall become incorporated into the definition of Premises and all of the terms and conditions of this Lease shall apply except that; (i) Base Rent for the Expansion Premises shall be the same per square foot as Base Rent is for the Premises and therefore, Base Rent shall be increased to an amount equivalent to the Base Rent per square foot multiplied by the total number of square feet for the whole Premises; (ii) the Security Deposit shall be proportionately increased.

         17.03 Base Rent for Expansion Premises. Base Rent for the Expansion Premises shall be the same per square foot as Base Rent for the Premises.

         17.04 Early Exercise of Option. If Superwinch vacates the Expansion Premises before May 1, 1998, the time in which Tenant may exercise Tenant's option shall be accelerated to a period of ten (10) days after notice of Landlord that Superwinch will be or has vacated the Expansion Premises.

         17.05 Latest Time For Option. If Superwinch vacates the Expansion Premises after June 30, 1998, and Tenant has exercised its option to lease the Expansion Premises, Tenant shall occupy the Expansion Premises and Base Rent (and additional rent and the security deposit) shall be increased within ten
(10) days of when Superwinch vacates.

         17.06 Toilets. Tenant shall allow the Tenant of the Expansion Premises to use the toilets in the Premises.

                                   ARTICLE 18

                        RELATIONSHIP OF TENANTS AND SPACE

     The Building is currently occupied or will soon be occupied as follows:

Applied Photonic Devices, Inc. ("APD") 36,410 square feet ("Premises")
Staples, Inc. ("Staples")              26,250 square feet ("Staples Premises")
Superwinch, Inc. ("Superwinch")        17,520 square feet (Superwinch Premises")
                                       80,180 square feet

         The lease between Landlord and Staples is expected to terminate before the APD lease or the Superwinch Lease. The Superwinch Lease is expected to terminate before the

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



APD lease.

         When Staples vacates the Staples Premises, provided (i) there is not then occurring an Event of Default under this Lease and (ii) this Lease is in full force and effect, the Staples Premises shall become part of the Premises and it shall be included in the term "Premises" as used in this Lease. All terms of this Lease shall continue to apply to the term Premises except:

         (a) Annual Base Rent shall increase to $172,315.00 and the consecutive monthly payments shall increase to $14,359.58; and

         (b) The Security Deposit shall be increased to $28,719.16.

         When the increases called for in items (a) and (b) above have happened, Landlord shall notify Superwinch that Superwinch must vacate the Superwinch Premises and enter into the Staples Premises. When Superwinch vacates the Superwinch Premises and enters into the former Staples Premises, APD shall enter into and take possession of the former Superwinch Premises.

         When the Superwinch Lease is terminated, provided (i) there is not then occurring an Event of Default under this Lease and (ii) this Lease is in full force and effect, the APD Premises shall become part of the Premises and it shall be included in the term "Premises" as used in this Lease. All terms of this Lease shall continue to apply to the term Premises except:

         (a) Annual Base Rent shall increase to $220,495.00 and the consecutive monthly payments shall increase to $18,374.58; and

         (b) The Security Deposit shall be increased to $36,749.16.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

         WITNESSED BY:                      LANDLORD:
      /s/Annette M. Dwyer
         ------------------
         Annette M. Dwyer                   FABRILOCK, INC.

      /s/David P. DaVia                     BY: /s/ James M. Godbout
         ------------------
         David P. DaVia
                                            TENANT:

         /s/Annette M. Dwyer                   APPLIED PHOTONIC DEVICES, INC.
         -------------------
         Annette M. Dwyer

         /s/David P. DaVia                     BY: /s/ Crawford L. Cutts
         -------------------
         David P. DaVia
                                       44

STATE OF CONNECTICUT  )
                      ) ss. Brooklyn
COUNTY OF WINDHAM     )

         On this the 5th day of February, before me, the undersigned, personally appeared James M. Godbout, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he is a general partner of FABRILOCK, INC., a general partnership and that he, in such capacity being authorized so to do, executed the same as his free act and deed and the free act and deed of the partnership for the purposes therein contained by signing the name of such general partnership as such general partner.

IN WITNESS WHEREOF, I hereunto set my hand.

[Affix Notarial Seal]

                                       /s/ Annette M. Dwyer
                                       -------------------------
                                       Court/Notary Public
                                       My Commission Expires: 10/31/98

STATE OF CONNECTICUT )
                     ) ss. Brooklyn
COUNTY OF WINDHAM    )

On this the 6th day of February, before me, the undersigned, personally appeared Crawford L. Cutts, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he is a general partner of APPLIED PHOTONIC DEVICES, INC., a general partnership and that he, in such capacity being authorized so to do, executed the same as his free act and deed and the free act and deed of the partnership for the purposes therein contained by signing the name of such general partnership as such general partner.

IN WITNESS WHEREOF, I hereunto set my hand.

[Affix Notarial Seal]

                                       /s/ Annette M. Dwyer
                                       -------------------------
                                       Court/Notary Public
                                       My Commission Expires: 10/31/98

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                                    EXHIBIT A

                          Schematic drawing of Building

                           TO BE SUPPLIED BY LANDLORD




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                                    EXHIBIT B

                                LEGAL DESCRIPTION

An industrial/office building located at 300 Lake Road, Killingly, Connecticut 06110 containing 88,000 square feet.

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                                    EXHIBIT C

                        RULES AND REGULATIONS ATTACHED TO
                          AND MADE A PART OF THIS LEASE

         1. Tenant shall not display, inscribe, print, paint, maintain or affix on any place or in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and on the Directory Boards, if any, and then only such name or names and matter, and in such color, size, style, place and materials, as shall first have been approved in writing by Landlord.

         2. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than as the business address of Tenant, and Tenant shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without Landlord's prior written consent.

         3. Tenant shall not use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein, or use any illumination other than electric light, or use or permit to be brought into the Building any flammable oils or fluids such as gasoline, kerosene, naphtha, and benzine, or any explosives, radioactive materials or other articles deemed hazardous to life, limb or property.

         4. Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of Landlord or with the terms and conditions of any collective bargaining agreement to which landlord or Landlord's agents or contractors may be a party.

         5. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

         6. No Tenant shall have any property stored outside, except with the prior consent of landlord.

         7. All sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building, if any, shall not be obstructed by any Tenant or used by him for any purpose other than for ingress to and egress from his respective Premises no shall any door be locked during normal business hours. No Tenant and no employees or invitees of Tenant shall go upon the roof of the Building.

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         8. Tenant shall not alter any lock nor install any new or additional locks or any bolts on any door of the Premises, except with the prior consent of Landlord, which consent shall not be unreasonably withheld.

         9. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Tenant may fasten its equipment to the floor of the Premises.

         10. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

         11. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

         12. Landlord will direct Tenant as to where and how telephone and telegraph wire are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         13. Each Tenant, upon the termination of his tenancy, shall deliver to Landlord the keys of offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished, shall pay the Landlord therefor.

         14. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

         15. No vending machine or machines of any description shall be installed, maintained or operated outside the Premises without the written consent of Landlord.

         16. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

         17. Any permitted corrosive, flammable or other special wastes shall be handled for disposal as directed by Landlord.

         18. Tenant's use of the Common Areas shall be limited to access and parking purposes

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



and under no circumstances shall Tenant be permitted to store any goods or equipment, conduct any operations or construct or place any improvements, barriers or obstructions in the Common Areas, or otherwise adversely affect the appearance thereof, without the prior consent of Landlord.

         19. Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

         20. Tenant agrees to handle and dispose of all rubbish, garbage, and waste from Tenant's operations in accordance with regulations established by Landlord and not permit the accumulation (unless in concealed metal containers), or burning of any rubbish or garbage in, or about any part of the Building, and not permit any garbage or rubbish to be collected or disposed of from the Premises except by Landlord or its designee (but the prices to be charged therefor shall be reasonable).

         21. Tenant shall not change (whether by alteration, replacement, rebuilding or otherwise) the exterior color and/or architectural treatment of the Premises or of the Building in which the same are located, or any part thereof.

         22. Tenant shall not use the plumbing facilities for any purpose other than for which they were constructed, or dispose of any garbage or other foreign substance therein, whether through the utilization of so-called "disposal" or similar units, or otherwise.

         23. INTENTIONALLY OMITTED

         24. Tenant shall not install any awnings in or on the Premises which are visible to public view outside the Premises.

         25. Tenant shall not permit window cleaning or other exterior maintenance and janitorial services in and for the Premises to be performed except by such person(s) as shall be approved by Landlord and except during reasonable hours designated for such purposes by Landlord.

         26. Tenant shall not use any fork-lift truck, tow truck or any other machine for handling freight in such a manner as to cause damage to the Building. Tenant shall be individually liable for any damages incurred by a violation of this provision.

         27. Tenant shall not install, operate or maintain in the Premises any electrical equipment which will overload the electrical system therein, or any part thereof, beyond its reasonable capacity for proper and safe operation as determined by Landlord in light of the over-all system and requirements therefor in the Building, or which does not bear underwriters' approval.

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         28. Landlord reserves the right to make such other and further nondiscriminatory Rules and Regulations as in its judgment may be necessary or desirable for the safety, care and cleanliness of the Premises and the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional Rules and Regulations which are adopted.

         29. Notwithstanding the restrictions contained in Section 3, 11 and 17 of these Rules and Regulations, Tenant may keep at the Premises and use at the Premises fuels, cleaning chemicals and hazardous substances in such reasonable amounts for such purposes necessary for Tenant to lawfully conduct Tenant's business as permitted in Section 7.01 herein.

Landlord's Initials:              Tenant's Initials:

______________                    _________________



                                       51